December  11,  2000

PERSONAL  AND  CONFIDENTIAL

TO:  [NAME]
     All  Supplemental  Executive  Retirement  Plan  Participants
     Who  Elected  the  Account  Benefit  Formula
     Under  the  Ralston  Purina  Retirement  Plan

RE:   Lump  Sum-Payment  Option

As a participant in the Ralston Purina Company Supplemental Executive Retirement Plan ("SERP"), you may be entitled to benefits from the SERP which you would have accrued under the Ralston Purina Retirement Plan, but for certain IRS imposed limits. The normal form of payment of benefits from the non-qualified SERP is an annuity, even if your Ralston Purina Retirement Plan benefit is determined under the Account Benefit formula. The SERP was amended effective December 1, 1999 to allow an election of a lump-sum payment from the SERP of benefits determined under the Account Benefit formula.

To receive your SERP benefit in a lump sum when you retire or terminate employment for any reason, you must have on file a valid and aged lump sum election. DUE TO IRS RULES GOVERNING NON-QUALIFIED PLANS, A LUMP-SUM ELECTION
                                                             -------------------
WILL BE EFFECTIVE ONLY IF (I) IT HAD BEEN MADE BY DECEMBER [31], 1999  OR,  (II)
 -------------------------------------------------------------------------------
IT  IS  IN  PLACE FOR AT LEAST ONE YEAR PRIOR TO YOUR TERMINATION.  IF EITHER OF
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THESE  REQUIREMENTS  IS  NOT  SATISFIED WITH RESPECT TO A REQUEST FOR A LUMP-SUM
PAYMENT FROM THE SERP AT THE TIME ANY SERP BENEFIT PAYMENT IS TO COMMENCE, YOU MUST RECEIVE AN ANNUITY FORM OF PAYMENT OF YOUR SERP BENEFITS.

YOU CURRENTLY [HAVE THE FOLLOWING ELECTION IN PLACE, DATED OR NO ELECTION FORM IN PLACE] IF NO VALID LUMP SUM ELECTION IS IN PLACE AT THE TIME BENEFITS ARE TO COMMENCE, YOUR SERP BENEFITS WILL BE PAID TO YOU IN AN ANNUITY FORM. IF YOU WISH TO CHANGE YOUR PAYMENT OPTION ELECTION OR FIRST ELECT A PAYMENT OPTION FORM, COMPLETE THE ENCLOSED RETIREMENT OPTION ELECTION FORM. YOUR ELECTION MAY BE CHANGED AT ANY TIME UP TO ONE YEAR PRIOR TO THE COMMENCEMENT OF YOUR
RETIREMENT  BENEFITS  FROM  THE  SERP.

Note: The one-year waiting period is not applicable to any payment elections regarding distributions from the tax qualified Ralston Purina Retirement Plan because of IRS rules governing such plans. These elections may be made up until the date of retirement, or termination of employment, as appropriate.

Tax  Considerations:
--------------------

- Lump-sum payments from a non-qualified retirement plan such as the SERP cannot be rolled over. They are subject to the mandatory 28% withholding of Federal income tax. State or local taxes may also be withheld, as applicable.

- The elimination of the taxable wage base ceiling for purposes of the Medicare Health Insurance (HI) tax portion of FICA requires that Medicare HI tax be withheld from all compensation when earned, determinable and not subject to risk of forfeiture, even if payment is deferred.
                                          ---------------------------
      In addition to other required deductions that will be taken at that time, you should be aware of the manner in which the Medicare HI tax will be handled. At the time your benefits from the SERP are determinable and become payable, Medicare HI tax withholding is required.
      Medicare HI tax is withheld at the rate of 1.45% from the employee payment whether or not your SERP benefits are paid in a lump sum or annuity form. If paid in an annuity form, the tax is withheld at the time of the first payment, based on the present value of the annuity. The employer is also required to deposit 1.45% Medicare HI tax.

PAGE  2     -  LUMP  SUM  PAYMENT  OPTION  ELECTION  2001


- There may be other personal tax considerations associated with your decision to elect a lump-sum distribution from the SERP. You should seek advice from your personal tax counselor before completing this Form.

Enclosed is a Retirement Option Election Form - Supplemental Executive Retirement Plan. If you wish to make a new election complete the enclosed form and return it to us. When you return the form you will receive confirmation of your election. If you fail to receive a confirmation you should contact us to ensure your election form was received. If the above lump sum election requirements are not satisfied, you will be able to elect to receive your SERP benefits only under one of the annuity option forms offered by the Plan.

If  you  have  any  questions,  please  contact  me  at  314-982-2746.


                                   Sandra  J.  Donahue,  Director,
                                   Retirement  Plans


Enclosure

                             RALSTON PURINA COMPANY

                     SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN
                              OPTION ELECTION FORM




------------------------------------              ---------------------------
PARTICIPANT  NAME  (PRINT  OR  TYPE)              SOCIAL  SECURITY  NUMBER

                                                  ____  SINGLE     ____ MARRIED

------------------------------------              -----------------------------
STREET  ADDRESS                                   MARITAL  STATUS

------------------------------------              -----------------------------
CITY          STATE          ZIP                  DATE


-------------------------------------
PARTICIPANT  SIGNATURE
======================



You may elect to receive your retirement benefit from the Supplemental Executive Retirement Plan under the options shown below. Because of IRS rules, an election for a lump-sum distribution can only apply to payments determined under the ACCOUNT BENEFIT formula made one year prior to termination or retirement. If you die before benefits start, the option elected will not be effective and any payments made will be in accordance with the provisions of the Ralston Purina Supplemental Executive Retirement Plan governing death benefits.

YOU MAY CHANGE YOUR ELECTION AT ANY TIME. HOWEVER, IF YOU ELECT A LUMP-SUM DISTRIBUTION, TO BE EFFECTIVE YOUR ELECTION MUST BE IN PLACE FOR AT LEAST A YEAR PRIOR TO TERMINATION OR RETIREMENT. AN ELECTION FOR ANY FORM OF ANNUITY DISTRIBUTION MAY BE MADE AND/OR CHANGED AT ANY TIME PRIOR TO COMMENCEMENT OF BENEFITS.

I  elect  to  receive  my  retirement  benefits  from the Supplemental Executive
Retirement Plan in the following form: (I understand that the lump sum-distribution form can only apply if I am enrolled in the ACCOUNT BENEFIT formula, and the election form is in place at least one year prior to termination or retirement.)

____  1)     Five-Year  Certain  Option

____  2)     Ten-Year  Certain  Option

____  3)     Life  Annuity  Option

____  4)     _______  %  Contingent  Annuitant  Option

____ Social Security Adjustment Option (Applies only if benefits commence prior to age 62. This option may only be elected in conjunction with one of options 1-4 above.)

5)     Lump-Sum  Distribution

      THIS OPTION IS ONLY AVAILABLE TO PARTICIPANTS WHOSE BENEFIT UNDER THE RALSTON PURINA RETIREMENT PLAN IS DETERMINED UNDER THE ACCOUNT BENEFIT FORMULA. A lump-sum distribution can be made only if this form is completed and submitted at least one year prior to termination or retirement.


I  designate  the  following  as  my:

____     Beneficiary  under  Options  1),  2),  or  5)  above

____     Contingent  Annuitant  under  Option  4)  above



----------------------------------              -------------------------------
NAME  OF  BENEFICIARY OR CONTINGENT              SOCIAL SECURITY NUMBER OF
ANNUITANT                                        BENEFICIARY  OR  CONTINGENT
                                                 ANNUITANT



----------------------------------              -------------------------------
RELATIONSHIP  OF  BENEFICIARY  OR               BIRTH  DATE OF
CONTINGENT  ANNUITANT                           BENEFICIARY  OR  CONTINGENT
                                                ANNUITANT


THIS FORM APPLIES ONLY TO YOUR BENEFITS UNDER THE RALSTON PURINA SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN. A SEPARATE OPTION ELECTION AND BENEFICIARY DESIGNATION FORM MUST BE COMPLETED FOR YOUR BENEFITS UNDER THE RALSTON PURINA RETIREMENT PLAN. THE SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN IS A 'NON-QUALIFIED' PLAN AND THEREFORE BENEFIT PAYMENTS ARE NOT SUBJECT TO CERTAIN FAVORABLE TAX TREATMENT PROVIDED TO QUALIFIED PLAN PAYMENTS. PLEASE CONSULT YOUR TAX ADVISOR BEFORE COMPLETING.


       MAIL  COMPLETED  FORM  TO:                    FAX  TO:
       -------------------------                     -------
       RALSTON  PURINA  COMPANY
ATTN:  RETIREMENT  DEPARTMENT,  1A      OR          (314)  982-3270
       CHECKERBOARD  SQUARE
       --------------------
       ST.  LOUIS,  MO  63164
     ----------------------